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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 26, 2002
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                                (Date of Report)


                           FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

             Washington                           000-22349                         91-0222175
------------------------------------  ---------------------------------  ---------------------------------
    (State or Other Jurisdiction            (Commission File No.)                  (IRS Employer
         of Incorporation)                                                      Identification No.)


  1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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          (Address of Principal Executive Offices, including Zip Code)


                                 (206) 404-7000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.   Regulation FD Disclosure.

     On or about March 26, 2002 Fisher Communications, Inc. (the "Company") mailed its annual report to shareholders for the fiscal year 2001. The report included a letter to shareholders from William W. Krippaehne, Jr., the Company's President and Chief Executive Officer, dated March 12, 2002. A copy of that letter to shareholders is attached hereto as Exhibit 99.1. A copy of the statement from the Company's annual report to shareholders regarding forward-looking statements is also included.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

    99.1 Letter to Shareholders, dated March 12, 2002, from William W. Krippaehne, Jr.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FISHER COMMUNICATIONS, INC.

Dated: March 26, 2002                  By  /s/ David Hillard
                                           -------------------------------------
                                       David D. Hillard
                                       Senior Vice President
                                       Chief Financial Officer


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                                  Exhibit Index

    99.1 Letter to Shareholders, dated March 12, 2002, from William W. Krippaehne, Jr.


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